SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2006


                            NewPower Holdings, Inc.

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                         1-16157                      52-2208601
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(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)


P.O. Box 17296, Stamford CT                                         06907
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(Address of Principal Executive Offices)                           (Zip Code)


      Registrant's telephone number, including area code: (203) 329-8412
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

         As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

         The Bankruptcy Court issued an order dated November 9, 2006 approving, among other things, an interim distribution of $0.07 (seven cents) per share of common stock of the Company to all holders of allowed equity interests under the Plan, and a second pro rata interim distribution of $5,725,000 to all holders of allowed equity interests under the Plan except for Enron Corp. and certain of its affiliates that are parties to the settlement agreement and release dated October 4, 2006. Under the order, the interim distributions would be distributed by the Company no later than December 14, 2006. A copy of the order is attached as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement

         This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibit No. Description.

     99.1   Order of the Bankruptcy Court dated November 9, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 14, 2006


                                     NEWPOWER HOLDINGS, INC.


                                     By:  /s/ M. Patricia Foster
                                          -------------------------------
                                          Name:  M. Patricia Foster
                                          Title: President & Chief Executive
                                                 Officer



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                                 EXHIBIT INDEX

                  The following exhibit is filed herewith:


Exhibit No.                    Description
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99.1     Order of the Bankruptcy Court dated November 9, 2006.




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